GLOBAL-SMART.TECH

SINCE 2022

Yehor Rodin Kava b.b.

85320, Tivat, Montenegro

+12052165924

office@global-smart.tech

This Agreement made on October 7, 2022

Yehor Rodin (Lender) and

Global-Smart.Tech (Company)

This Extension Agreement (the “Agreement”) is made between the first part Global-Smart.Tech, located at Kava b.b. 85320, Tivat, Montenegro (the “Company”), and the second part, Yehor Rodin Kava b.b. 85320, Tivat, Montenegro (“Lender”) as of October 7, 2022 (the "Maturity Date"). In respect that:

·	Referring to the "Loan Agreement" as of May 30, 2022 Lender has agreed to loan $100,000 (the “Loan Amount”) to the Company, on certain terms and conditions contained herein;
·	The Company seeks Lender consent to modify and extend the Original Maturity Date (May 30, 2022) to the date specified hereinafter and, in consideration thereof, the Company and Lender have agreed to modify certain terms of the Loan Agreement as set forth herein;

The parties hereto agree as follows:

·    The Company, by signing this Agreement, hereby represents and warrants that as of the date of this Agreement there is no and no ongoing event of default with respect to the Loan Agreement;

·	Subject to conditions, the Agreement is extended for 3 (three) years in the amount of $300,000 (three hundred thousand dollars);
·	Lender may provide funds to the Company depending on the form of the agreement between the parties to the transaction, the purpose of the money, and a number of other factors by transfer of cash, settlements with third parties or and other type agreed by both parties;
·	This Agreement is subject to the same terms as the Loan Agreement. This Amendment and the Loan Agreement shall be read and interpreted together as one agreement. Unless otherwise agreed in writing and remain in full force and effect and enforceable in accordance with their terms.

[signature page follows]

The parties hereto have agreed to the terms above, and the Agreement becomes effective in the day and year first above written.

Signature of Yehor Rodin

(Lender) /s/ ______ Yehor Rodin

Signature of Global-Smart.Tech

(Company) /s/______ Yehor Rodin